UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

FIRST MID BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement; if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MMMMMMMMMMMM C 1234567890 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ M M M 1 MR A SAMPLE M 0 DESIGNATION (IF ANY) Online 0 M 0 ADD 1 Go to www.envisionreports.com/FMBH or scan M 0 ADD 2 the QR code — login details are located in the M 0 ADD 3 shaded bar below. M ADD 4 ADD 5 M ADD 6 Annual Shareholder Meeting Notice 1234 5678 9012 345 Important Notice regarding the Availability of Proxy Materials for the First Mid Bancshares, Inc. Annual Shareholder Meeting to be Held-In-Person on April 29, 2026 at 4:00 P.M. CT. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual Shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote on line or request a copy. The items to be voted on and details of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and 2025 Proxy Statement are available at: www.envisionreports.com/FMBH Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FMBH. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2026 to facilitate timely delivery. 2 N O T C O Y 048VIA  Annual Shareholder Meeting Notice The 2026 Annual Meeting of Shareholders of First Mid Bancshares, Inc. will be will be held on Wednesday, April 29, 2026 at 4:00 P.M. CT, at First Mid Bank & Trust, N.A., 1515 Charleston Avenue, Mattoon, IL 61938. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2: 1. Election of Directors: 01 - James Kyle McCurry 02 - Alex J. Melvin 03 - Paul L. Palmby 04 - Mary J. Westerhold 2. An Advisory Vote on Executive Compensation PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. We are pleased to welcome shareholders to the 2026 Annual Meeting. The First Mid Bancshares, Inc. Annual Meeting will be held on Wednesday, April 29, 2026 at 4:00 P.M. CT, in the lobby of First Mid Bank & Trust, N.A., 1515 Charleston Avenue, Mattoon, IL 61938. Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance online, or if you requested printed copies of the proxy materials, you may vote by phone or by mail, to ensure that your vote will be represented at the Annual Meeting. Internet – go to www.envisionreports.com/FMBH Click Cast your vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to Investorvote@computershare.com with “Proxy Materials First Mid Bank” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate time delivery, all requests for a paper copy of proxy materials must be received by April 15, 2026. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FMBH. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials First Mid Bank” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 15, 2026.

25 at 4:00 p.m. CT, in the lobby of First Mid Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Robert S. Cook 02 - Gisele A. Marcus 03 - James E. Zimmer 2. Approval of a proposed amend